ASSET PURCHASE AGREEMENT
                            ------------------------

                  AGREEMENT  dated this 19th day of  October,  1998,  between LS
Management,  Inc.,  a  Delaware  corporation  (the  "Purchaser"),   and  Coulter
Enterprises, Inc., a Nevada corporation (the "Seller").

                              W I T N E S S E T H:

                  WHEREAS, the Seller desires to transfer, convey and assign, and the Purchaser desires to purchase and acquire certain of the assets and assume certain of the liabilities of the Seller described in this Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                  1.       Purchase and Sale of Assets.

                           1.1.     The Seller  shall  sell,  transfer,  convey,
assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, on the Closing Date (as such term is defined in Article 4 below) all of the right, title and interest of the Seller in and to the assets set forth on Schedule 1.1 hereto (collectively the "Assets").

                           1.2.     The transfer of the Assets shall be effected
by such bills of sale, assignments and other instruments of transfer, conveyance and assignment as shall be necessary or appropriate to transfer, convey and assign the Assets to the Purchaser on the Closing Date and as shall be reasonably requested by the Purchaser. The Seller shall, at any time and from time to time after the Closing Date, execute and deliver such other instruments of transfer and conveyance and do all such further acts and things as may be requested by the Purchaser to transfer, convey, assign and deliver to the Purchaser or to aid and assist the Purchaser in collecting and reducing to possession, any and all of the Assets, or to vest in the Purchaser good, valid and marketable title to the Assets.

                  2.       Assumption of Liabilities.

                           2.1.     Except  for those  certain  liabilities  and
obligations set forth on Schedule 2.1 (the "Assumed Obligations"), as of the Closing Date, Purchaser will not assume any liabilities or obligations of Seller, including, but not limited to, any accounts payable, administrative claims, executory contracts and any costs relating to the termination of employees.

                  3. Purchase Price and Payment: Allocation; Adjustment of Purchase Price.

                           3.1.     In consideration of the transfer, conveyance
and assignment of the Assets as contemplated herein, on the Closing Date, the Purchaser shall pay the Seller and the Seller shall accept a purchase price equal to $10,500,000 (Ten Million Five Hundred Thousand), by certified or bank cashier's check payable to the order of the Seller, in addition to the assumption of the Assumed Obligations (the "Purchase Price").

                           3.2.     The Purchase Price shall be allocated to the
Assets as set forth on Schedule 3.2 attached hereto and made a part hereof.

                  4. Closing. The transactions contemplated by this Agreement shall close and all deliveries to be made at the time of closing (the "Closing") shall take place at 10:00 a.m., Central Standard Time on the date of the execution of this Agreement (the "Closing Date"), by means of telephone conference equipment or at such place as may be agreed upon in writing by the parties hereto.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as follows:

                           5.1.     The Seller is a corporation  duly organized,
validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority, corporate or otherwise, to own, lease and operate its properties and carry on its business as now being conducted. The Seller is duly qualified to do business and is in good standing in all jurisdictions in which such qualification is necessary because of the character of the properties owned, leased or operated by it or the nature of its activities.

                           5.2.     The  Seller  has  all  requisite  power  and
authority, corporate or otherwise, to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Seller of its obligations hereunder have been duly and validly authorized by all necessary corporate action of the Seller and no further action or approval, corporate or otherwise, is required in order to constitute this Agreement as a valid, binding and enforceable obligation of the Seller.

                           5.3.     No    action,    approval,     consent    or
authorization, including, but not limited to, any action, approval, consent or authorization by or filing with any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to the

Seller in order to constitute this Agreement as a valid, binding and enforceable obligation of the Seller in accordance with its terms.

                           5.4.     The Seller has good and marketable title to
the Assets, free and clear of any liens, claims, or other encumbrances of any nature. To the best of Seller's knowledge, each such asset and item is in good operating condition and repair.

                           5.5.     Except  as set forth on  Schedule  5.5 since
the date of Seller's October 19, 1998 balance sheet, there have been no adverse changes in the condition (financial or otherwise) of the Assets, and the Seller has not other than in the ordinary course of business, mortgaged, pledged, granted or suffered to exist any lien or other encumbrance or charge on any of the Assets.

                           5.6.     Within   the   times   and  in  the   manner
prescribed by law, Seller has filed all tax returns and reports required to be filed by law, including, without limitation, estimated returns with respect to Federal, state and local income taxes, sales tax returns, and personal property returns and has paid all taxes, interest, penalties, assessments and deficiencies which have become due and payable in connection with such returns. Seller is not a party to any material, pending action or proceeding and, to the knowledge of Seller, there is no material action or proceeding threatened by any government authority for the assessment or collection of taxes or other governmental charges and no unresolved claim or lien for assessment or collection of taxes or have such charges been asserted against Seller or the Assets being conveyed hereunder. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of Seller.

                           5.7.     There  are  no   claims,   actions,   suits,
proceedings or investigations pending or, to the best knowledge of Seller, threatened against or affecting Seller with respect or to the Assets before any federal, state, local or foreign court or other governmental body. Seller is not subject to or in default with respect to any judgment, order, writ, injunction or decree or any governmental restriction, which relates to or restricts the transfer of the Assets to Purchaser or the operation of Seller's business.

                          5.8.      All  of   the   contracts   of  the   Seller
constituting a portion of the Assets set forth on Schedule 1.1 (the "Contracts") are valid and binding, in full force and effect and enforceable in accordance with their respective provisions. Except as set forth in Schedule 5.8, no consent is required to assign any of the Contracts to the Purchaser. Seller covenants to obtain any such consents required for assignment of the Contracts listed on Schedule 5.8 as promptly as possible, but in no event shall such consents be obtained later than October 31, 1998. The Seller has not assigned, mortgaged, pledged, encumbered, or otherwise hypothecated any of its right, title or interest under the Contracts. The Seller is not in violation of, in default in respect of nor has there occurred an event or condition which, with the passage of time or giving of notice (or both), would constitute a violation or a default of any such Contract. No notice has been received by Seller claiming any default by Seller or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate any Contract.

                  6. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the
Seller as follows:

                           6.1.     The   Purchaser   is  a   corporation   duly
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority, corporate or otherwise, to own, lease and operate its properties and carry on its business as and in the places where such properties are now owned, leased or operated or such business is now being conducted.

                           6.2.     The Purchaser  has all  requisite  power and
authority, corporate or otherwise, to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Purchaser or its obligations hereunder have been duly authorized by all necessary corporate action of the Purchaser and no further action or approval, corporate or otherwise, is required in order to constitute this Agreement as a valid, binding and enforceable obligation of the Purchaser.

                           6.3.     No    action,    approval,     consent    or
authorization, including, but not limited to any action, approval, consent or authorization by or filing with any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to the Purchaser in order to constitute this Agreement as a valid, binding and enforceable obligation of the Purchaser in accordance with its terms.

                  7.       Covenants.

                           7.1.     Unless   required  by   applicable   law  or
regulatory authority, none of the parties hereto shall issue any report, statement or press release to the public, the trade or the press or any third party relating to this Agreement and the transactions contemplated hereby, except as mutually agreed to in writing by the parties hereto.

                           7.2.     Each of the  parties  hereto  shall  use its
reasonable commercial efforts to take or cause to be taken all action and do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement including, without limitation, to obtain all permits, approvals (regulatory, governmental or otherwise), authorizations and consents of all third parties and to make all filings with and give all notices to third parties that may be necessary or required in order to effectuate the transactions contemplated hereby.

                  8.       Conditions of Closing.

                           8.1.     The  obligation  of the  Purchaser  to close
hereunder shall be subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions or the written waiver thereof by the Purchaser;

                                    8.1.1.       The     representations     and
warranties of the Seller in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and the Purchaser shall have received a certificate to that effect dated the Closing Date and executed by an authorized officer of the Seller.

                                    8.1.2.       Each  of  the   agreements  and
covenants of the Seller to be performed under this Agreement at or prior to the Closing Date shall have been duly performed in all material respects and the Purchaser shall have received a certificate to that effect dated the Closing Date and executed by an authorized officer of the Seller.

                                    8.1.3.       No  injunction  or  restraining
order shall be in effect to forbid or enjoin the consummation of the transactions contemplated by this Agreement and no Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation hereof.

                                    8.1.4.       The Seller shall have delivered
the written consent of all parties necessary in order to duly transfer or assign all of the Assets in form acceptable to the Purchaser.

                                    8.1.5.       The Seller shall have delivered
a Good and sufficient General Conveyance, Assignment and Bill of Sale conveying, selling, transferring and assigning to Purchaser title to all of the Assets, free and clear of all security interests, liens, charges, encumbrances or equities whatsoever.

                                    8.1.6.       The Seller shall have delivered
Assignments and Assumptions relating to the Assumed Obligations.

                                    8.1.7.       Resolutions  of  the  board  of
directors of Seller authorizing the execution and delivery of this Agreement by Seller and the performance of its obligations hereunder, certified by the Secretary of Seller.

                                    8.1.8.       The   Purchaser    shall   have
received such further certificates and documents as shall have been requested by the Purchaser, including such other separate instruments of sale, assignment or transfer that Purchaser may reasonably deem necessary or appropriate in order to perfect, confirm or evidence title to all or any part of the Assets.

                           8.2.     The   obligation  of  the  Seller  to  close
hereunder shall be subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions or the written waiver thereof by the
Seller:

                                    8.2.1.       The     representations     and
warranties of the Purchaser in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date and the Seller shall have received a certificate to that effect dated the Closing Date and executed by an authorized officer of the Purchaser.

                                    8.2.2.       Each  of  the   agreements  and
covenants of the Purchaser to be performed under this Agreement at or prior to the Closing Date shall have been duly performed in all material respects and the Seller shall have received a certificate to that effect dated the Closing Date and executed by an authorized officer of the Purchaser.

                                    8.2.3.       No  injunction  or  restraining
order shall be in effect to forbid or enjoin the consummation of the transactions contemplated by this Agreement and no Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation hereof.

                                    8.2.4.       The Seller shall have  received
the Purchase Price in accordance with the provisions of Article 3 hereof.

                                    8.2.5.       Resolutions  of  the  board  of
directors of Purchaser authorizing the execution and delivery of this Agreement by Purchaser and the performance of its obligations hereunder, certified by the Secretary of Purchaser.

                                    8.2.6.       The   Purchaser    shall   have
received a written opinion or valuation from a nationally recognized independent firm, in form satisfactory to the Seller, that the Purchase Price for the Assets is equal to or less than the fair market value of the Assets.

                                    8.2.7.       The Seller shall have  received
such further certificates and documents as shall have been reasonably requested by the Seller.

                  9. Further Covenants and Agreements of the Purchaser. The Purchaser hereby covenants and agrees that the Purchaser shall pay or otherwise discharge all sales taxes and compensating use taxes arising out of the sale of the Assets and shall furnish to the Seller evidence of such payment and all correspondence in connection therewith with all applicable taxing authorities.

                  10.      Indemnification.

                           10.1.    The  Purchaser  shall  defend  and  promptly
indemnify the Seller and save and hold the Seller harmless from, against, for and in respect of and shall pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including, without limitation, reasonable attorneys fees and other costs and expenses incident to any action, investigation, claim or proceeding (all hereinafter collectively referred to as Losses ) suffered, sustained, incurred or required to be paid by the Seller by reason of (i) the Assumed Obligations or (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Purchaser hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect.

                           10.2.    The  Seller   shall   defend  and   promptly
indemnify the Purchaser and save and hold the Purchaser harmless from, against, for and in respect of and pay any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including without limitation, reasonable attorneys fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding (all hereinafter collectively referred to as Losses) suffered, sustained, incurred or required to be paid by the Purchaser by reason of (i) any and all obligations and liabilities of the Seller other than the Assumed Obligations; or (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Seller hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect.

                           10.3.    For  purposes  of this  Section,  the  party
entitled to indemnification shall be known as the Injured Party and the party required to indemnify shall be known as the Other Party. In the event that the Other Party shall be obligated to the Injured Party pursuant to this Section or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Other Party may become obligated to the Injured Party hereunder, the Injured Party shall give prompt written notice to the Other Party of the occurrence of such event. The Other Party agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at the Other Party's own cost and expense. The Injured Party shall have the right but not the obligation to participate at its own expense in the defense thereof by counsel of its own choice. In the event that the Other Party fails timely to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding, the Injured Party shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Other Party including without limitation, reasonable attorneys fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

                           10.4.    Expenses. The Purchaser and the Seller shall
each bear their own expenses in connection with this transaction.

                  11. Brokers. The Seller and the Purchaser covenant and represent to each other that they had no dealings with any broker or finder in connection with this Agreement or the transactions contemplated hereby and no broker, finder or other person is entitled to receive any brokers commissions or finders fee or similar compensation in connection with any such transaction. Each of the parties agrees to defend, indemnify and hold harmless the other from, against, for and in respect of any and all losses sustained by the other as a result of any liability or obligation to any broker or finder on the basis of any arrangement, agreement or acts made by or on behalf of such party with any person or persons whatsoever.

                  12.      Miscellaneous.

                           12.1.    This   Agreement   constitutes   the  entire
agreement  of the  parties  with  respect  to the  subject  matter  hereof.  The representations, warranties, covenants and agreements set forth in this Agreement and in any financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

                           12.2.    Any and all notices or other  communications
or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivered or sent by telegraph or telex as follows:

                                 If to the Purchaser, at:

                                 LS Management, Inc.
                                 224 East Douglas
                                 Suite 700
                                 Wichita, Kansas 67206
                                 Attn: John D. White
                                       President

                                 If to the Seller, at:

                                 Coulter Enterprises, Inc.
                                 224 East Douglas
                                 Suite 700
                                 Wichita, Kansas 67206
                                 Attn: Jamie B. Coulter
                                       President

or at such other address as any party may specify by notice given to other party in accordance with this Section. The date of giving of any such notice shall be the date of hand delivery, the date following the posting of the mail or delivery to the telegraph company or when sent by telex.

                           12.3.    No waiver of the provisions  hereof shall be
effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

                           12.4.    This    Agreement    shall   be    governed,
interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts to be performed entirely within that State. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

                           12.5.    This  Agreement  shall be  binding  upon and
inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives; provided, however, that no party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other parties hereto.

                           12.6.    The headings or captions  under  sections of
this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.

                           12.7.    This  Agreement  may be executed in multiple
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

                                            LS MANAGEMENT, INC.



                                            By: /s/ John D. White
                                               --------------------
                                               Name:  John D. White
                                               Title: President
ATTEST:


 /s/ Gerald T. Aaron
-----------------------------
Name:   Gerald T. Aaron
Title:  Secretary

[SEAL]

                                            COULTER ENTERPRISES, INC.



                                            By: /s/ Jamie B. Coulter
                                               --------------------
                                               Name:  Jamie B. Coulter
                                               Title: President
ATTEST:

/s/ Steven M. Johnson
-----------------------------
Name:   Steven M. Johnson
Title:  Secretary

[SEAL]

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